UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 9, 2009
Date of Report (Date of earliest event reported)

Congoleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	01-13612	02-0398678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 Quakerbridge Road
P.O. Box 3127
Mercerville, NJ 08619-0127
(Address of principal executive offices and zip code)

609-584-3000
(Registrant’s telephone number, including area code)

     N/A
(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On December 9, 2009, Congoleum Corporation (“Congoleum”) issued a press release reporting that the hearing on the disclosure statement with respect to the Second Amended Joint Plan of Reorganization (the “Joint Plan”) had been adjourned by the U.S. District Court for the District of New Jersey and that the proponents of the Joint Plan (Congoleum, the Official Committee of Bondholders and the Asbestos Claimants’ Committee) are actively engaged in settlement negotiations with the insurers that have not previously settled their coverage disputes with Congoleum.

The text of the press release is filed herewith as Exhibit 99.1, and incorporated herein by reference.

Item 9.01 Exhibits

Exhibit No.	Description
99.1	Press release, dated December 9, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 9, 2009                                             Congoleum Corporation

By:       /s/ Howard N. Feist III
Name: Howard N. Feist III
Title:  Chief Financial Officer